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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 August 4, 2004
                Date of Report (Date of earliest event reported)

                                 PXRE GROUP LTD.


             (Exact name of registrant as specified in its charter)



         Bermuda                           1-15259               98-0214719
(State or other jurisdiction             (Commission          (I.R.S. Employer
of incorporation or organization)          File No.)         Identification No.)



         PXRE House                               P.O. Box HM 1282
         110 Pitts Bay Road                       Hamilton HM FX
         Pembroke HM 08                           Bermuda
         Bermuda
         (Address, including zip code,
         of principal executive offices)          (Mailing address)


                                 (441) 296-5858
              (Registrant's telephone number, including area code)



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS



(c)     Exhibits

Exhibit No.   Description
-----------   -----------

99.1 Press release of PXRE Group Ltd. dated August 4, 2004 containing financial information for the quarter and period ended June 30, 2004.

99.2 Preliminary Unaudited Financial Statements as of and for the quarter ended June 30, 2004 (excluding footnotes).


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 4, 2004, PXRE Group Ltd. released financial information with respect to its quarter ended June 30, 2004. A copy of the press release containing this information is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The Preliminary Unaudited Financial Statements as of and for the quarter ended June 30, 2004 (excluding footnotes) are filed as Exhibit
99.2 to this Form 8-K and are incorporated herein by reference.

The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 PXRE GROUP LTD.
                                                 ---------------
                                                  (Registrant)




                                     By:    /s/ John Modin
                                     -----------------------------------------
                                     Name:  John Modin
                                     Title: Executive Vice President and
                                            Chief Financial Officer



                              Date: August 4, 2004